FINANCIAL INCOME (EXPENSE), NET (Tables)	12 Months Ended
Dec. 31, 2022
Other Income and Expenses [Abstract]
Schedule of Financial Income Expenses, Net
	Year ended December 31,
	2 0 2 2	2 0 2 1	2 0 2 0

Interest income	6,478	2,194	4,057
Financial expense related to the Convertible Senior Notes (Note 11)	(1,282)	(4,229)	(868)
Exchange rate gain (loss), net	3,469	(948)	(2,172)
Bank charges	(187)	(150)	(91)
Total	8,478	(3,133)	926